UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X| Filed by a Party other than the Registrant|_|

Check the appropriate box:

|_| Preliminary Proxy Statement


|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
    BY RULE 14A-6(E)(2))


|_| Definitive Proxy Statement


|_| Definitive Additional Materials


|X| Soliciting Material Pursuant to ss.240.14a-12




                               LUCENT TECHNOLOGIES INC.

-------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required


|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    1) Title of each class of securities to which transaction applies:



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    2) Aggregate number of securities to which
       transaction applies:



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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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    4) Proposed maximum aggregate value of transaction:



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    5) Total fee paid:



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


|_| Fee paid previously with preliminary materials.


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:



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    2) Form Schedule or Registration Statement No.:



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    3) Filing Party:



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    4) Date Filed:



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


On April 3, 2006, the following letter was sent to employees of Lucent Worldwide Services from John Meyer, President of Lucent Worldwide Services:

A Letter from John Meyer

April 3, 2006



LWS Colleagues,



Yesterday, Lucent announced with Alcatel that we have entered into a definitive merger agreement to create the first truly global communications solutions provider with the broadest wireless, wireline and services portfolio in the industry.

This combination is a strategic fit between two experienced and well-respected global communications leaders, who together will become the global leader in convergence.

Why are we doing this? Simply put, what we can accomplish together far exceeds what we could do alone.

Our combined people, capabilities and customer relationships will enhance our competitive standing in the high-growth areas - services, next-gen networks, including 3G wireless, IMS, broadband access, optical, and applications.

This merger will generate significant growth in revenues and earnings based on the market opportunities for next-generation networks, services and applications while yielding significant synergies.

When the merger is complete, our new company will have a balanced global presence, with about 34 percent of revenues coming from North America, 35 percent coming from Europe, and 31 percent from Asia-Pacific and the rest of the world.

We will be a world leader: No. 1 in wireline, No. 2 in wireless (No. 1 in CDMA) and No. 2 in services (just behind Ericsson and catching up fast) - with a well-diversified, global customer base and a strong position for expansion into emerging regions, with a presence in more than 130 countries.

As for services: the new company will have the largest and most experienced global services and support team in the industry.

The combination of Alcatel and Lucent R&D organizations will also result in the premier R&D institution for communications, and we will be able to increase the scale of our global R&D.

For all these reasons, and more, it's the right time, the right solutions, and the right companies.

Who will lead the new company? Serge Tchuruk, currently Alcatel Chairman and CEO, will serve as non-executive chairman, and Pat Russo will be CEO of the combined company. The company will be incorporated in France with executive offices located in Paris. The North American operations will be based in New Jersey, where global Bell Labs will remain headquartered.

The transaction is expected to be completed in six to 12 months. Until then, both Lucent and Alcatel will continue to operate their businesses independently.

You have heard me say before that there are significant opportunities out there, and it's our job to turn these opportunities into realities. With this announcement, we are doing just that. Together, our increased scale, scope and global capabilities will enhance our long-term value for shareowners, customers and employees.

While this is exciting news for the company, our senior leaders understand that you will have a lot of questions and concerns. No one likes uncertainty. Therefore, we are committed to communicating with you frequently and openly throughout this process. I strongly encourage to you to listen in to a Web cast hosted by Frank D'Amelio for all employees at 1:30 p.m. today, and to Pat Russo's all-employee broadcast on Tuesday at 11:30 a.m. Please check LTtoday for more details.

As you can imagine, there is an extraordinary amount of external interest in this merger. Any and all calls that you may receive from reporters, industry and financial analysts or others should be referred to the appropriate people within Lucent. It is important to remember our corporate policy on "Promoting Lucent's Interests" and making public comments about such situations. Please make sure that you are familiar with the policy, which can be found in our Business Guideposts. (To view the policy, click here, highlight View Only and select Promoting Lucent's Interests, then select Speaking Publicly on Lucent's Behalf.)

I look forward to communicating with you in the coming days and weeks as more information becomes available.


John


SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION

This communication contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's Form 10-K for the year ended September 30, 2005 and Alcatel's Form 20-F for the year ended December 31, 2005 as well as other filings by Lucent and Alcatel with the US Securities and Exchange Commission. Except as required under the US federal securities laws and the rules and regulations of the US Securities and Exchange Commission, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this communication, whether as a result of new information, future events, developments, changes in assumptions or otherwise.



IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Alcatel and Lucent intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by Alcatel with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the Alcatel American Depositary Shares ("ADS"), as well as the Alcatel ordinary shares underlying such Alcatel ADSs, to be issued in exchange for Lucent common shares, and Lucent and Alcatel plan to file with the SEC and mail to their respective stockholders an Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Lucent, Alcatel, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Lucent and Alcatel through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.

  Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.

     Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Alcatel's Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.



                                      * * *

On April 2, 2006, the following letter was sent to certain employees of Lucent from Vincent J. Molinaro, President of Global Sales, North America:


Leader to team

April 2, 2006

To All OneNAR Associates:

Yesterday, Lucent took a major, not to mention historic, step toward creating the first truly global communications solutions provider with the broadest wireless, wireline and services portfolio in the industry. Once the merger is complete, we will have one of the largest R&D capabilities focused on communications and will employ the largest and most experienced global services team in the industry. We will have the most comprehensive portfolio in the industry to help you transform your networks to meet the increasingly complex needs of your customers. We will be able to offer end-to-end solutions, applications and services that will enable our customers to deliver new revenue-generating services that our their customers will find exciting and useful in their professional and personal lives.

Over the next few days, weeks and months, you will begin to see additional information about the merger and in the spirit of open and honest communications, you have my commitment to keep you as informed as possible.

In the meantime, our overall focus does not change...and that is to remain steadfastly committed to our customers, OneNAR and the corporation. In fact, the Lucent is setting up a separate team to manage the transition, so that you can thoroughly and completely concentrate on continuing to win the hearts and minds of our customers.

Thanks again for what you do and how you do it - without fear, without fail, and without flinching - WE are OneNAR!

All the best,

Vince

For up to date information, please visit the internal Lucent Alcatel merger web site. For talking points on what to tell customers see the April 2 Sales Edge Alert.

SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION

This communication contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's Form 10-K for the year ended September 30, 2005 and Alcatel's Form 20-F for the year ended December 31, 2005 as well as other filings by Lucent and Alcatel with the US Securities and Exchange Commission. Except as required under the US federal securities laws and the rules and regulations of the US Securities and Exchange Commission, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this communication, whether as a result of new information, future events, developments, changes in assumptions or otherwise.



IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Alcatel and Lucent intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by Alcatel with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the Alcatel American Depositary Shares ("ADS"), as well as the Alcatel ordinary shares underlying such Alcatel ADSs, to be issued in exchange for Lucent common shares, and Lucent and Alcatel plan to file with the SEC and mail to their respective stockholders an Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Lucent, Alcatel, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Lucent and Alcatel through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.

     Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.

     Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Alcatel's Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.



                                      * * *

On April 3, 2006, the following email was sent to employees of Lucent's Network Solutions Group from Cindy Christy, President of Lucent's Network Solutions
Group:


To All NSG Employees

Dear Colleagues,

This morning, Lucent took a powerful step toward becoming the world's leading communications solutions provider. We announced with Alcatel that we have entered into a definitive merger agreement to create the first truly global communications solutions company with the broadest wireless, wireline and services portfolio in the industry.

This is important not only for our customers and shareholders, but also for our people. Lucent and Alcatel combined will have a scope and scale that will allow us to invest and grow to capture opportunities we see in current and next-generation networks and services. The people, capabilities and customer relationships of the combined company will give us a stronger competitive position in the high-growth areas, including 3G wireless, IMS, broadband access, optical and applications.

I realize that feelings of uncertainty can go hand-in-hand with news of this nature, and that you will have many questions during the next few months. You have my commitment that as the merger plans progress, I will communicate whatever information I can share with you as soon as possible.

I'll hold a conference call in about two weeks to give you an update on how things are developing. In the meantime, let's make sure we keep our focus where it needs to be - on meeting the needs of our customers. We cannot afford to miss any opportunity or any commitment. We must continue to execute flawlessly and deliver on time with quality, because that's how we create value for our customers, shareowners and ourselves.

Thank you for your hard work and dedication.

(Signed) Cindy



SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION

This communication contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's Form 10-K for the year ended September 30, 2005 and Alcatel's Form 20-F for the year ended December 31, 2005 as well as other filings by Lucent and Alcatel with the US Securities and Exchange Commission. Except as required under the US federal securities laws and the rules and regulations of the US Securities and Exchange Commission, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this communication, whether as a result of new information, future events, developments, changes in assumptions or otherwise.


IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Alcatel and Lucent intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by Alcatel with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the Alcatel American Depositary Shares ("ADS"), as well as the Alcatel ordinary shares underlying such Alcatel ADSs, to be issued in exchange for Lucent common shares, and Lucent and Alcatel plan to file with the SEC and mail to their respective stockholders an Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Lucent, Alcatel, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Lucent and Alcatel through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.

     Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.

     Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Alcatel's Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.